SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 13, 1994
                                                  ------------------------------
                     Standard Motor Products, Inc.
- - --------------------------------------------------------------------------------


                                New York
- - --------------------------------------------------------------------------------

              1-4743                                      11-1362020
- - ------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


37-18 Northern Boulevard, Long Island City, NY                       11101
- - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                             (718) 392-0200
- - --------------------------------------------------------------------------------
          (Registrant's Telephone Number, including Area Code)


                             Not Applicable
- - --------------------------------------------------------------------------------
     (Former Name or Former Address, if Changes Since Last Report)




 Item 4          Changes in Registrant's Certifying Accountant
 ------          ---------------------------------------------

        Effective July 6, 1994, the Registrant changed its prior certifying principal accountant from David Berdon & Co. ("DB") to KPMG Peat Marwick ("KPMG").

        DB's reports on the Registrant's financial statements for the two fiscal years ended December 31, 1993 contained no adverse opinions or disclaimers of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

        The decision to dismiss DB was unanimously approved by the Audit Committee of the Board of Directors of the Registrant.

        During the two fiscal years ended December 31, 1993 and the period from January 1, 1994 through July 6, 1994, there were no disagreements between the Registrant and DB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

        None of the "reportable events" described in Item 304(a)(1)v) of Regulation S-K occurred with respect to the Registrant during the two fiscal years ended December 31, 1993 and the period from January 1, 1994 through July 6, 1994.

        Effective July 6, 1994, the Registrant engaged KPMG as its principal accountant.
















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 Item 7.         Financial Statements and Exhibits
 ------          ---------------------------------


        Exhibit Number                          Description
        --------------                          -----------
                1 Letter dated July 6, 1994 from David Berdon & Co. to the Securities and Exchange Commission relating to its concurrence with the statements concerning it made by the Registrant in this Current Report.


                2 Letter dated July 8, 1994 from the Securities and Exchange Commission requesting additional disclosure regarding the period January 1, 1994 through July 6, 1994.



































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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STANDARD MOTOR PRODUCTS, INC.


                                                   BY:
                                                   -----------------------------
                                                         Michael J. Bailey
                                                         Vice President and
                                                         Chief Financial Officer



July 13, 1994





































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                             EXHIBIT INDEX
                             -------------


Exhibit Number                 Description                            Page
- - --------------                 -----------                            ----

        1      Letter dated July 6, 1994 from David Berdon & Co.         6
               to the Securities and Exchange Commission relating to its concurrence with the statements concerning it made by the Registrant in this Current Report.

        2      Letter dated July 8, 1994 from the Securities and         7
               Exchange Commission requesting additional disclosure regarding the period January 1, 1994 through July 6, 1994.


























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                                                                      EXHIBIT 1



Securities and Exchange
  Commission
Washington, D.C. 20549

Gentlemen:

We were previously the accountants for Standard Motor Products, Inc. and Subsidiaries, and, on February 25, 1994, we reported on the consolidated financial statements of Standard Motor Products, Inc. and Subsidiaries ("SMP") as of and for the two years ended December 31, 1993. On July 6, 1994, we were dismissed as principal accountants of Standard Motor Products, Inc. We have read Standard Motor Products, Inc.'s statements included under item 4 of its form 8-K/A dated July 13, 1994, and we agree with such statements.


                                                Very truly yours,



                                                DAVID BERDON & CO.





New York, N. Y.
July 13, 1994










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                                                                      EXHIBIT 2
                                                    July 8, 1994


Mail Stop 3-10

Mr. Michael J. Bailey
Vice President
Standard Motor Products, Inc.
37-18 Northern Boulevard
Long Island City, NY 11101

RE:     Standard Motor Products, Inc.
        Form 8-K filed July 7, 1994
        Commission File No. 1-4743

Dear Mr. Bailey:

        The staff has reviewed the above-referenced filing and has the following comments in that regard.

        The disclosure should state whether during the registrant's two most recent fiscal years and any subsequent interim period preceding the dismissal (i.e., the period from January 1, 1994 to July 6, 1994) there were any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. In the event of disagreement(s) and/or reportable event(s) Item 304(a) (iv) and (v) of Regulation S-K specify additional disclosures.

        The Company should request the former accountant to furnish the Company with a letter stating whether it agrees with the revised statements made by the Company in Form 8-K/A and, if not, stating the respects in which it does not agree. This letter should be filed as an exhibit to Form 8-K/A.

        An amendment should be filed in response to these comments on or before July 15, 1994. Any questions regarding the above should be directed to Lisa K. Vanjoske at (202) 942-1831.

                                                   Sincerely,



                                                   Al Pavot
                                                   Assistant Chief Accountant


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